Acacia Communications Reports Fourth Quarter and Full Year 2019 Results
MAYNARD, Mass., February 18, 2020 (GLOBE NEWSWIRE) -- Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its fourth quarter and full year ended December 31, 2019. Acacia Communications will not host a conference call to discuss its results for the fourth quarter and full year of 2019 or provide forward guidance for the first quarter ending March 31, 2020, due to the previously announced proposed acquisition of Acacia Communications by Cisco Systems, Inc.
Results for the Fourth Quarter of 2019

•	Revenue of $128.7 million, increased 20.1% year-over-year

•	GAAP gross margin of 47.2%; non-GAAP gross margin* of 47.3%

•	GAAP income from operations of $6.1 million; non-GAAP income from operations* of $15.9 million

•	GAAP net income of $12.8 million; non-GAAP net income* of $20.7 million

•	EBITDA* of $9.4 million; adjusted EBITDA* of $19.3 million

•	GAAP diluted EPS of $0.30; non-GAAP diluted EPS* of $0.48
Results for the Full Year 2019

•	Revenue of $464.7 million, increased 36.7% year-over-year

•	GAAP gross margin of 47.5%; non-GAAP gross margin* of 47.7%

•	GAAP income from operations of $11.4 million; non-GAAP income from operations* of $70.4 million

•	GAAP net income of $32.8 million; non-GAAP net income* of $79.2 million

•	EBITDA* of $23.8 million; adjusted EBITDA* of $82.8 million

•	GAAP diluted EPS of $0.77; non-GAAP diluted EPS* of $1.86

*Non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and non-GAAP diluted earnings per share (EPS) are non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP). Please refer below to Use of Non-GAAP Financial Information for descriptions of these non-GAAP financial measures and to the Reconciliation of GAAP Measures to Non-GAAP Measures, attached as Schedule D, for reconciliations of the most directly comparable GAAP financial measures to these non-GAAP financial measures.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, GAAP. In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ most comparable GAAP financial measures to non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted EPS.

Acacia Communications believes that providing these non-GAAP financial measures to investors, in addition to providing the most directly comparable GAAP measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards, are part of its critical decision making process. Also, Acacia Communications’ management does not believe that items such as warranty and other charges arising from a manufacturing process quality issue, certain litigation related costs and settlement reserves outside the normal course of the Company’s business, acquisition related costs or certain adjustments to its valuation allowance against deferred tax assets are reflective of the Company’s underlying operating performance. Further, in connection with the seven-year denial of export privileges imposed on April 15, 2018 by the U.S. Department of Commerce against ZTE, which was subsequently lifted on July 13, 2018, the Company recorded inventory write-offs. Acacia Communications’ management does not believe these write-offs, and any subsequent adjustments as a result of management’s ongoing evaluation of the ZTE inventory, are reflective of the Company’s underlying operating performance. Therefore, Acacia Communications excludes those items, as applicable, from non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS, EBITDA and adjusted EBITDA.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the metrics described below, as well as the related income tax effects. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Non-GAAP gross profit and gross margin.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated income statements, excluding the impact of stock-based compensation, which is a non-cash charge, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments. Acacia Communications defines non-GAAP gross margin as the non-GAAP gross profit divided by revenue as reported on its consolidated income statements. Acacia Communications has presented non-GAAP gross profit and non-GAAP gross margin because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP research and development expenses.    Acacia Communications defines non-GAAP research and development expenses as research and development expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP research and development expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP sales, general and administrative expenses.    Acacia Communications defines non-GAAP sales, general and administrative expenses as sales, general and administrative expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP sales, general and administrative expenses because the Company believes that the exclusion of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP operating expenses.    Acacia Communications defines non-GAAP operating expenses as operating expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs. Acacia

Communications has presented non-GAAP operating expenses because the Company believes that the exclusion of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP income from operations.    Acacia Communications defines non-GAAP income from operations as income (loss) from operations as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP income from operations because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS.    Acacia Communications defines non-GAAP net income as net income as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, acquisition related costs, the tax effects of those excluded items and certain valuation allowance adjustments against deferred tax assets.

Acacia Communications defines non-GAAP effective tax rate as the non-GAAP (benefit) provision for income taxes divided by non-GAAP income before (benefit) provision for income taxes. Non-GAAP (benefit) provision for income taxes is defined as the (benefit) provision for income taxes as reported on the Company’s consolidated income statements, as adjusted for the tax effects of excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, acquisition related costs, as well as the impact of certain valuation allowance adjustments against deferred tax assets. Non-GAAP income before (benefit) provision for income taxes is defined as GAAP income before (benefit) provision for income taxes as reported on the Company’s consolidated income statements, excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs.

In order to calculate non-GAAP diluted EPS, Acacia Communications uses a non-GAAP weighted-average share count which includes the impact of dilutive stock-based awards for periods in which there was a GAAP net loss resulting in GAAP diluted net loss per share, but a non-GAAP net income.

Acacia Communications has presented non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS because the Company believes that the exclusion of the items discussed above facilitates comparisons of its results of operations to other companies in its industry and more accurately reflects the underlying performance of our continuing business operations.

EBITDA and Adjusted EBITDA.    Acacia Communications defines EBITDA as net income as reported on the Company’s consolidated income statements before depreciation, interest income, net, and its (benefit) provision for income taxes. Acacia Communications defines adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the items that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, gross margin, research and development expenses, sales, general and administrative expenses, operating expenses, income (loss) from operations, net income, effective tax rate or diluted EPS, which are the most directly comparable GAAP measures. Some of these limitations are:

•
Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, although it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•
Acacia Communications excludes the tax benefits generated from the exercise of non-qualified stock options, the disqualifying disposition of incentive stock options and ESPP shares, and the vesting of restricted stock units, including any excess tax benefits and shortfalls recognized by the Company in the year of the taxable transaction, in calculating its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS. The Company believes that excluding these tax benefits enables investors to see the full effect that excluding stock-based compensation expense had on the operating results. These benefits are tied to the exercise or vesting of underlying employee equity awards and the price of our common stock at the time of exercise or vesting, which factors may vary from period to period independent of the operating performance of the Company’s business. Similar to stock-based compensation expense, the Company believes that excluding these tax benefits provides investors and management with greater visibility to the underlying performance of its business operations and facilitates comparison with other periods as well as the results of other companies in its industry;

•
Acacia Communications excludes warranty and other charges arising from a manufacturing process quality issue from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain adjustments to its valuation allowance against deferred tax assets from its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes ZTE-related inventory write-offs and subsequent adjustments from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain litigation related costs and settlement reserves from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, if management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance. These expenses may continue in the future;

•
Acacia Communications excludes acquisition related costs from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•	EBITDA and adjusted EBITDA exclude depreciation expense and, although this is a non-cash expense, the assets being depreciated may have to be replaced in the future;

•	EBITDA and adjusted EBITDA do not reflect interest income, which increases cash available to the Company, as this income is not generated by the Company’s core operations;

•	EBITDA and adjusted EBITDA do not reflect the (benefit) provision for income tax which may impact cash available to the Company; and

•
the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Acacia Communications’ use of non-GAAP financial measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP financial measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By implementing optical interconnect technology in a silicon-based platform, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation

Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this press release are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger the Company has entered into with Cisco Systems, Inc. and Amarone Acquisition Corp. and any inability to complete the proposed merger due to the failure to satisfy conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger, the Company’s ability to sustain or increase revenue from its larger customers, generate revenues from new customers, or offset the discontinuation of concentrated purchases by its larger customers with purchases by new or existing customers, the Company’s ability to anticipate the timing and scale of demand for its products, including from its largest customers, the Company’s expectations regarding expenses and revenue, its ability to maintain and expand gross profit, the sufficiency of the Company’s cash resources and needs for additional financing, the Company’s ability to produce products free of problems, defects, errors and vulnerabilities, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in the Company’s business and the markets in which it operates, the Company’s expectations regarding, and the capacity and stability of, its supply chain and manufacturing, the size and growth of the potential markets for the Company’s products and the ability to serve those markets, the scope, progress, expansion and costs of developing and commercializing its products, the timing, rate and degree of introducing any of its products into the market and the market acceptance of any of its products, the Company’s ability to establish and maintain development partnerships, its ability to attract or retain key personnel, the Company’s expectations regarding federal, state and foreign regulatory requirements, including export controls, tax law changes and interpretations, economic sanctions and anti-corruption regulations, regulatory or legislative developments in the United States and foreign countries, including trade policy and tariffs and export control laws or regulations that could impede its ability to sell its products to its customer ZTE Kangxun Telecom Co. Ltd. or any of its affiliates or that could impede its ability to sell products to other customers in certain foreign jurisdictions, particularly in China, or that could impede sales by such customers in the United States, the Company’s ability to obtain and maintain intellectual property protection for its products, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 to be filed with the SEC and in other filings that the Company may make with the SEC in the future. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A ACACIA COMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$36,617	$60,444
Marketable securities - short-term	300,129	264,660
Accounts receivable	97,948	90,831
Inventory	40,820	25,511
Prepaid expenses and other current assets	6,518	12,598
Total current assets	482,032	454,044
Marketable securities - long term	134,632	74,764
Property and equipment, net	26,801	26,643
Operating lease right-of-use assets	25,046	—
Deferred tax asset	51,798	38,717
Other assets	1,106	7,691
Total assets	$721,415	$601,859

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$46,957	$46,650
Accrued liabilities	61,680	31,848
Deferred revenue	4,483	5,101
Total current liabilities	113,120	83,599
Income taxes payable	7,117	8,791
Non-current operating lease liabilities	15,726	—
Other long-term liabilities	7,029	6,742
Total liabilities	142,992	99,132

Stockholders’ equity:
Common stock	4	4
Treasury stock	(39,712)	(39,712)
Additional paid-in capital	402,032	360,267
Accumulated other comprehensive income (loss)	720	(372)
Retained earnings	215,379	182,540
Total stockholders’ equity	578,423	502,727
Total liabilities and stockholders’ equity	$721,415	$601,859

SCHEDULE B ACACIA COMMUNICATIONS, INC. CONSOLIDATED INCOME STATEMENTS (in thousands, except per share data) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue	$128,673	$107,133	$464,663	$339,891
Cost of revenue	67,999	54,122	243,981	192,771
Gross profit	60,674	53,011	220,682	147,120
Operating expenses:
Research and development	40,122	28,925	128,700	102,406
Sales, general and administrative	14,438	12,458	80,581	51,864
Total operating expenses	54,560	41,383	209,281	154,270
Income (loss) from operations	6,114	11,628	11,401	(7,150)
Other income, net:
Interest income, net	2,472	2,291	10,413	7,209
Other income (expense), net	37	(139)	(173)	(463)
Total other income, net	2,509	2,152	10,240	6,746
Income (loss) before (benefit) provision for income taxes	8,623	13,780	21,641	(404)
(Benefit) provision for income taxes	(4,159)	4,692	(11,198)	(5,320)
Net income	$12,782	$9,088	$32,839	$4,916

Earnings per share:
Basic	$0.31	$0.23	$0.80	$0.12
Diluted	$0.30	$0.22	$0.77	$0.12
Weighted-average shares used to compute earnings per share:
Basic	41,338	40,371	40,883	40,259
Diluted	42,832	41,946	42,554	41,997

SCHEDULE C ACACIA COMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Year Ended December 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$32,839	$4,916
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,559	13,646
Stock-based compensation	35,153	29,593
Deferred income taxes	(13,081)	3,133
Non-cash lease expense	4,872	—
Other non-cash benefits	(2,244)	(799)
Changes in operating assets and liabilities:
Accounts receivable	(7,117)	(4,229)
Inventory	(15,309)	36,721
Prepaid expenses and other current assets	6,080	6,219
Other assets	(302)	1,113
Accounts payable	(835)	1,377
Accrued liabilities	26,750	(5,467)
Deferred revenue	(881)	8,357
Income taxes payable	(1,674)	(12,243)
Lease liabilities	(4,541)	—
Other long-term liabilities	550	748
Net cash provided by operating activities	72,819	83,085

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(11,837)	(14,660)
Purchases of marketable securities	(476,207)	(382,438)
Sales and maturities of marketable securities	384,467	340,920
Deposits	(2)	(59)
Net cash used in investing activities	(103,579)	(56,237)

CASH FLOWS FROM FINANCING ACTIVITIES:
Treasury stock acquired	—	(39,712)
Proceeds from the issuance of common stock under stock-based compensation plans	6,933	5,813
Net cash provided by (used in) financing activities	6,933	(33,899)

Net decrease in cash, cash equivalents and restricted cash	(23,827)	(7,051)
Cash, cash equivalents and restricted cash—Beginning of period	60,444	67,495
Cash, cash equivalents and restricted cash—End of period	$36,617	$60,444

Supplemental cash flow disclosures:
Refunds received for income taxes, net	$(129)	$(5,053)
Non-cash transactions:
Right of use assets acquired under operating leases	$7,084	$—

SCHEDULE D ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP Gross Profit and Non-GAAP Gross Margin
GAAP gross profit	$60,674	$59,079	$53,011	$220,682	$147,120
Stock-based compensation - cost of revenue	475	481	474	2,047	2,075
Warranty and other charges due to manufacturing process quality issue	(250)	(255)	(1,526)	(729)	(1,277)
Inventory write-offs	(7)	(65)	(3,263)	(584)	1,246
Non-GAAP gross profit	$60,892	$59,240	$48,696	$221,416	$149,164
GAAP gross margin	47.2%	49.4%	49.5%	47.5%	43.3%
Non-GAAP gross margin	47.3%	49.5%	45.5%	47.7%	43.9%

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP R&D Expenses
GAAP research and development expenses	$40,122	$28,649	$28,925	$128,700	$102,406
Stock-based compensation	5,982	5,330	4,655	21,383	17,564
Non-GAAP research and development expenses	$34,140	$23,319	$24,270	$107,317	$84,842

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP SG&A Expenses
GAAP sales, general and administrative expenses	$14,438	$20,457	$12,458	$80,581	$51,864
Stock-based compensation	2,979	2,899	2,620	11,723	9,975
Litigation related costs and settlement reserves	—	—	242	17,504	5,004
Acquisition related costs	653	6,400	—	7,638	—
Non-GAAP sales, general and administrative expenses	$10,806	$11,158	$9,596	$43,716	$36,885

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP Operating Expenses
GAAP operating expenses	$54,560	$49,106	$41,383	$209,281	$154,270
Stock-based compensation	8,961	8,229	7,275	33,106	27,539
Litigation related costs and settlement reserves	—	—	242	17,504	5,004
Acquisition related costs	653	6,400	—	7,638	—
Non-GAAP operating expenses	$44,946	$34,477	$33,866	$151,033	$121,727

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP Income from Operations
GAAP income (loss) from operations	$6,114	$9,973	$11,628	$11,401	$(7,150)
Stock-based compensation	9,436	8,710	7,749	35,153	29,614
Warranty and other charges due to manufacturing process quality issue	(250)	(255)	(1,526)	(729)	(1,277)
Litigation related costs and settlement reserves	—	—	242	17,504	5,004
Inventory write-offs	(7)	(65)	(3,263)	(584)	1,246
Acquisition related costs	653	6,400	—	7,638	—
Non-GAAP income from operations	$15,946	$24,763	$14,830	$70,383	$27,437

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP Net Income
GAAP net income	$12,782	$15,105	$9,088	$32,839	$4,916
Stock-based compensation	9,436	8,710	7,749	35,153	29,614
Warranty and other charges due to manufacturing process quality issue	(250)	(255)	(1,526)	(729)	(1,277)
Litigation related costs and settlement reserves	—	—	242	17,504	5,004
Inventory write-offs	(7)	(65)	(3,263)	(584)	1,246
Acquisition related costs	653	6,400	—	7,638	—
Tax effect of excluded items	69	(4,364)	917	(10,652)	(7,573)
Valuation allowance adjustments	(2,005)	—	4,042	(2,005)	4,042
Non-GAAP net income	$20,678	$25,531	$17,249	$79,164	$35,972

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP Effective Tax Rate
GAAP effective tax rate	(48.2)%	(21.2)%	34.0%	(51.7)%	1,316.8%
Tax effect of excluded items	(1.3)%	27.5%	(11.8)%	45.0%	(1,310.2)%
Valuation allowance adjustments	37.5%	—%	(23.8)%	8.5%	(11.8)%
Non-GAAP effective tax rate	(12.0)%	6.3%	(1.6)%	1.8%	(5.2)%

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
EBITDA and Adjusted EBITDA
GAAP net income	$12,782	$15,105	$9,088	$32,839	$4,916
Depreciation	3,284	2,944	3,514	12,559	13,646
Interest income, net	(2,472)	(2,592)	(2,291)	(10,413)	(7,209)
(Benefit) provision for income taxes	(4,159)	(2,642)	4,692	(11,198)	(5,320)
EBITDA	9,435	12,815	15,003	23,787	6,033
Stock-based compensation	9,436	8,710	7,749	35,153	29,614
Warranty and other charges due to manufacturing process quality issue	(250)	(255)	(1,526)	(729)	(1,277)
Litigation related costs and settlement reserves	—	—	242	17,504	5,004
Inventory write-offs	(7)	(65)	(3,263)	(584)	1,246
Acquisition related costs	653	6,400	—	7,638	—
Adjusted EBITDA	$19,267	$27,605	$18,205	$82,769	$40,620

	Three Months Ended			Year Ended December 31,
	Q4 2019	Q3 2019	Q4 2018	2019	2018
Non-GAAP Diluted EPS
GAAP diluted EPS	$0.30	$0.35	$0.22	$0.77	$0.12
Stock-based compensation	0.22	0.21	0.18	0.83	0.71
Warranty and other charges due to manufacturing process quality issue	(0.01)	(0.01)	(0.04)	(0.02)	(0.03)
Litigation related costs and settlement reserves	—	—	0.01	0.41	0.12
Inventory write-offs	—	—	(0.08)	(0.01)	0.03
Acquisition related costs	0.02	0.15	—	0.18	—
Tax effect of excluded items	—	(0.10)	0.02	(0.25)	(0.18)
Valuation allowance adjustments	(0.05)	—	0.10	(0.05)	0.09
Non-GAAP diluted EPS	$0.48	$0.60	$0.41	$1.86	$0.86

Weighted-average shares used to compute GAAP and non-GAAP diluted EPS	42,832	42,667	41,946	42,554	41,997

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:
Monica Gould
Office: (212) 871-3927
Email: IR@acacia-inc.com

Lindsay Savarese
Office: (212) 331-8417
Email: IR@acacia-inc.com

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Kelly Karr
Office: (408) 718-9350
Email: PR@acacia-inc.com